UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2022

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	COLORADO	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In July 2022, EchoStar Corporation (the “Company”) reported that David Rayner informed the Company of his intention to retire as Executive Vice President, Chief Financial Officer, Chief Operating Officer, and Treasurer at a future date. On September 27, 2022, Mr. Rayner notified the Company that his last day with the Company will be October 7, 2022. Mr. Rayner’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or procedures. The Company is engaged in a search for a new Chief Financial Officer.

Effective immediately following Mr. Rayner’s retirement, Hamid Akhavan, the Company’s Chief Executive Officer and President, will assume the role of principal financial officer while the Company searches for a permanent replacement. Mr. Akhavan, age 61, has served as the Company’s Chief Executive Officer and President since March 31, 2022.

Mr. Akhavan has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Akhavan and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Akhavan will not receive any additional compensation for assuming the responsibilities of principal financial officer.

Also effective immediately following Mr. Rayner’s retirement, Muhammad Ali Butt, Senior Vice President and Chief Accounting Officer of the Company, has been appointed to serve as the Company’s principal accounting officer. Mr. Butt, age 40, has served as the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer since April 2021 and is responsible for all accounting matters for the Company and its subsidiaries. Mr. Butt joined the Company from Honeywell International Inc., where he served as Assistant Controller from March 2020 to April 2021 and as Head of Accounting Policy from January 2017 to March 2020.

Mr. Butt has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Butt and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Butt will not receive any additional compensation for assuming the role of principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: October 3, 2022	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary